UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

SUPERTEX, INC.

(Exact name of registrant as specified in its charter)

California	0-12718	94-2328535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Bordeaux Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 408-222-8888

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01.   Changes in Registrant's Certifying Accountant.

Item 9.01.   Financial Statements and Exhibits.

Signatures

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

On November 17, 2011, Supertex, Inc. ("the Company") dismissed PricewaterhouseCoopers, LLP ("PwC"), as its independent registered public accounting firm. The Company's Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

The audit reports of PwC on the consolidated financial statements and the effectiveness of internal control over financial reporting of the Company as of and for the years ended April 2, 2011 and April 3, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal years ended April 2, 2011, and April 3, 2010, and from April 3, 2011, through  November 17, 2011, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter thereof in its reports. During the fiscal years ended April 2, 2011, and April 3, 2010 and through November 17, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission") and  has requested PwC to furnish the Company with a letter addressed to the Commission stating whether or not PwC agrees with the above statements. A copy of such letter, dated November 21, 2011, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

Effective on November 17, 2011, the Audit Committee of the Board of Directors of the Company approved the appointment of BDO USA, LLP to serve as the Company's independent registered public accounting firm. The Company decided to change its independent registered public accounting firm in order to garner expected significant cost savings.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

          Exhibit 16.1, Letter from PricewaterhouseCoopers LLP dated November 21, 2011 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertex, Inc.
(Registrant)

Date: November 22, 2011	By	/s/ Phillip A. Kagel
	Name	Phillip A. Kagel
	Title	Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit                   Description

16.1                      Letter from PricewaterhouseCoopers LLP dated November 21, 2011 to the Securities and Exchange Commission.

Exhibit 16.1

November 21, 2011

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Supertex, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Supertex, Inc. dated November 17, 2011.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/PricewaterhouseCoopers LLP